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                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 2004



                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



          New Jersey                 0-19777                    22-3103129
       (State or other                                         (IRS Employer
       jurisdiction of             (Commission                Identification
        incorporation               File Number)                 (Number)

                                 25 Upton Drive
                         Wilmington, Massachusetts 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

         DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on June 8, 2004 attached to and made part of this report, reporting DUSA's initiation of a Phase II Pilot Study of Levulan PDT for the treatment of High-grade Dysplasia in Barrett's Esophagus.





Item 7. Financial Statements and other Exhibits.


[99]     Press Release dated June 8, 2004.


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                                  SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     DUSA PHARMACEUTICALS, INC.




Dated:  June 8, 2004         By:      /s/ D. Geoffrey Shulman
                                -----------------------------------------------
                                          D. Geoffrey Shulman, MD, FRCPC
                                          President and Chief Executive Officer